================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                   NOVEMBER 10, 2003
             -------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                   GENUS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           CALIFORNIA               000-17139               94-2790804
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)


                       1139 KARLSTAD DRIVE, SUNNYVALE, CA 94089
             -------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                    (408) 747-7120
             -------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



================================================================================

ITEM  5.     OTHER  EVENTS.

On November 7, 2003, Genus, Inc. ("Genus" or the "Registrant") issued a press release announcing that it has completed a private placement of approximately
6.4 million shares of its common stock at a per share price of $5.25.   The
offering resulted in gross proceeds to the company of approximately $33.0 million. The purchase price for the shares represents approximately a 5 percent discount to the average closing price for 10 days prior to the close on November 7, 2003. No warrants were issued in this transaction.

The full text of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

         (c)  EXHIBITS

         99.1         Press  release,  dated  November  7,  2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENUS, INC.
                                         (Registrant)


Dated:  November 10, 2003                By: /s/ Shum Mukherjee
                                             -----------------------------------
                                             Shum Mukherjee
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1       Press  release,  dated  November  7,  2003.